Exhibit 10.25

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment (the “Amendment”), made and entered into this 22nd day of December, 2014, by and between by Sorrento Therapeutics, Inc., a Delaware corporation (“Company”) and Cambridge Equities LP (the “Purchaser”), amends that certain securities purchase agreement, dated December 14, 2014, by and between the Company and the Purchaser (“Purchase Agreement”).

W I T N E S S E T H:

WHEREAS, the parties have entered into the Purchase Agreement, pursuant to which the Company agreed to issue and sell to the Purchaser (i) an aggregate of 7,188,061 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at a price of $5.80 per share, and (ii) a three-year warrant to purchase 1,724,138 shares of the Company’s Common Stock at an initial exercise price of $5.80 per share (the “Warrant” and together with the Shares, the “Securities”), for an aggregate purchase price of $41,690,754.

WHEREAS, Section 16 of the Agreement provides that the Agreement may be amended by subsequent written instrument duly executed by the parties hereto; and

WHEREAS, the parties desire to amend the Agreement as set forth below.

NOW THEREFORE, in consideration of the mutual benefits accruing to the Purchaser and the Company and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. DEFINITIONS.

Defined terms not herein defined shall have the meaning set forth in the Purchase Agreement.

2. AMENDMENTS.

(a) The first recital of the Purchase Agreement is hereby amended and restated in its entirety to be and read as follows:

“WHEREAS, the Purchaser desires to purchase (i) an aggregate 7,188,061 shares of common stock, $0.001 par value (the “Common Stock”) of the Company (the “Shares”) for a purchase price of $41,690,753.80 and (ii) a three year common stock purchase warrant to purchase 1,724,138 shares of Common Stock of the Company (the “Warrant Shares”) at an exercise price of $5.80 per share (the “Warrant” and together with the Shares, the “Securities”) for a purchase price of $51,724.14, collectively for an aggregate purchase price of $41,742,477.94 (the “Purchase Price”), and the Company desires to sell the Securities to the Purchaser (the “Sale”), all on the terms and conditions set forth in this Agreement; and”

(b) Effective Date of Amendments. This Agreement will not be binding unless and until it has been executed by Purchaser and the Company (the “Effective Date”).

(c) Effect on the Purchase Agreement. Subject to the consents and amendments provided herein, all of the terms and conditions of the Purchase Agreement shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein. Except as amended hereby, the terms and provisions of the Purchase Agreement shall remain in full force and effect, and the Purchase Agreement is in all respects ratified and confirmed. On and after the date of this Agreement, each reference in the Purchase Agreement to the “Purchase Agreement:”, “hereinafter,” “herein,” “hereinafter,”, “hereunder,” “hereof,” or words of like import shall mean and be a reference to the Purchase Agreement as amended by this Agreement.

3. MISCELLANEOUS.

3.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares or the Warrants.

3.2 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed under the laws of the state of California, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction. The Company and the Purchaser each hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Superior Court of the State of California or the United States District Court for the Central District of California located in Los Angeles County, California. The Company and the Purchaser each consents to the exclusive jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of California or the Central District of California by generally recognized overnight courier or certified or registered mail, return receipt requested, directed to such party at its or his address set forth below (and service so made shall be deemed “personal service”) or by personal service or in such other manner as may be permissible under the rules of said courts. THE COMPANY AND THE PURCHASER EACH HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

3.3 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

3.4 Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

3.5 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

3.6 Notices. Any notice, demand or request required or permitted to be given by the respective parties hereto pursuant to the terms of this Agreement shall delivered in accordance with the terms of the Purchase Agreement.

3.7 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

3.8 Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. No amendment, modification or other change to this Agreement or waiver of any agreement or other obligation of the parties under this Agreement may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by Purchasers and Company. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

3.9 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.10 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

SORRENTO THERAPEUTICS, INC.
By:	/s/ Henry Ji
Name:	Henry Ji
Title:	President & CEO

CAMBRIDGE EQUITIES, LP
By: MP 13 Ventures, LLC, its General Partner
By:	/s/ C. Kenworthy
Name:	C. Kenworthy
Title:	Manager

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